                                                                  EXHIBIT 10.3
                          REGISTRATION RIGHTS AGREEMENT

      This  REGISTRATION  RIGHTS  AGREEMENT  (this  "Agreement")  dated  as of
December 29, 2000, by and among Medix Resources,  Inc., a Colorado corporation
(the "Company"),  and the investor(s)  signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

                                 R E C I T A L S

      WHEREAS,  this  Agreement is made  pursuant to the  Securities  Purchase
Agreement,  dated as of the date hereof, by and between the Company and RoyCap
Inc. (the "Purchase Agreement").

      NOW,  THEREFORE,  IN CONSIDERATION of the mutual covenants  contained in the Purchase Agreement and in this Agreement,  and for other good and valuable consideration the receipt and adequacy of which are hereby  acknowledged,  the
Company and the Purchasers agree as follows:

1.       Definitions

      Capitalized  terms  used  and not  otherwise  defined  herein  that  are defined in the Purchase  Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement,  the following terms shall have the following meanings:

      "Advice" shall have meaning set forth in Section 6(e).

      "Affiliate"  means,  with  respect to any Person,  any other Person that directly or indirectly  controls or is  controlled by or under common  control with such Person.  For the purposes of this  definition,  "control," when used with respect to any Person, means the possession,  direct or indirect,  of the power to direct or cause the direction of the  management and policies of such
Person,  whether  through the ownership of voting  securities,  by contract or otherwise; and the terms of "affiliated,"  "controlling" and "controlled" have meanings correlative to the foregoing.

      "Business Day" means any day except  Saturday,  Sunday and any day which shall be a federal  legal holiday or a day on which  banking  institutions  in the State of Colorado  generally  are  authorized  or required by law or other governmental action to close.

      "Closing  Date"  shall  have  the  meaning  set  forth  in the  Purchase
Agreement.

      "Commission" means the Securities and Exchange Commission.

      "Common  Stock" means the Company's  common  stock,  $.001 par value per share and any other  securities  into  which  such stock  shall  hereafter  be redistributed or recapitalized.

      "Convertible  Note"  shall have the  meaning  set forth in the  Purchase
Agreement.

      "Effectiveness Date" means the 90th day following the Closing Date.

      "Effectiveness Period" shall have the meaning set forth in Section 2(a).

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Filing Date" means the 30th day following the Closing Date.

      "Holder" or "Holders"  means the holder or holders,  as the case may be, from time to time of Registrable Securities.

      "Indemnified Party" shall have the meaning set forth in Section 5(c).

      "Indemnifying Party" shall have the meaning set forth in Section 5(c).

      "Losses" shall have the meaning set forth in Section 5(a).

      "Person"  means an  individual  or a  corporation,  partnership,  trust, incorporated or unincorporated  association,  joint venture, limited liability
company,   joint  stock  company,   government  (or  an  agency  or  political
subdivision thereof) or other entity of any kind.

      "Proceeding" means an action,  claim, suit,  investigation or proceeding
(including,  without limitation, an investigation or partial proceeding,  such as a deposition), whether commenced or threatened.

      "Prospectus" means the prospectus  included in a Registration  Statement
(including,  without  limitation,  a prospectus  that includes any information
previously   omitted  from  a  prospectus   filed  as  part  of  an  effective
registration  statement  in  reliance  upon  Rule 430A  promulgated  under the
Securities  Act), as amended or  supplemented  by any  prospectus  supplement, with  respect to the terms of the  offering of any portion of the  Registrable
Securities  covered by such Registration  Statement,  and all other amendments and supplements to the Prospectus,  including post-effective  amendments,  and all  material  incorporated  by  reference  or  deemed to be  incorporated  by reference in such Prospectus.

      "Registration  Delay  Payments"  shall  have the  meaning  set  forth in
Section 2(e).

      "Registrable  Securities" means the shares of Common Stock issuable upon
(i)  conversion  or  redemption  of the  Convertible  Note, or exercise of the warrant to be issued to the Purchaser upon the  prepayment of the  Convertible
Note; (ii) the exercise of the Warrants;  and (iii) the payment of interest on the  Convertible  Note by way of  issuance  of the  shares  of  Common  Stock, including Reset Interest.

      "Registration  Statement"  means  the  registration  statement  and  any additional  registration  statement  contemplated  by  Section  2(a) and 2(f), including (in each case) the  Prospectus,  amendments and  supplements to such registration  statement  or  Prospectus,  including  pre-  and  post-effective amendments,  all exhibits thereto, and all material  incorporated by reference or deemed to be incorporated by reference in such registration statement.

      "Rule 144" means Rule 144 promulgated by the Commission  pursuant to the
Securities  Act, as such Rule may be amended from time to time, or any rule or regulation hereafter adopted by the Commission to replace such Rule.

      "Rule 415" means Rule 415 promulgated by the Commission  pursuant to the
Securities  Act, as such Rule may be amended from time to time, or any rule or regulation hereafter adopted by the Commission to replace such Rule.

      "Rule 424" means Rule 424 promulgated by the Commission  pursuant to the
Securities  Act, as such Rule may be amended from time to time, or any rule or regulation hereafter adopted by the Commission to replace such Rule.

      "Securities  Act" means the Securities Act of 1933, as amended,  and the rules and regulations promulgated thereunder.

      "Special  Counsel"  means one  special  counsel to the Holders for which the Holders will be reimbursed by the Company pursuant to Section 4.

      "Transaction  Documents"  shall  have  the  meaning  set  forth  in  the
Purchase Agreement.

      "Underwritten   Registration   or   Underwritten   Offering"   means   a
registration  in connection  with which  securities of the Company are sold to an  underwriter  for  reoffering  to  the  public  pursuant  to  an  effective registration statement.

      "Warrants" shall have the meaning set forth in the Purchase Agreement.

2.       Shelf Registration

      (a)   On or prior to the Filing  Date,  the  Company  shall  prepare and file with the  Commission a "Shelf"  Registration  Statement  registering  for resale all  Registrable  Securities for an offering to be made on a continuous basis  pursuant  to Rule 415,  unless  the  Holders  shall  elect to effect an
Underwritten  Offering  pursuant  to Section  2(c)  hereof.  The  Registration
Statement  shall be on Form S-2 (except if the Company is not then eligible to register  for resale the  Registrable  Securities  on Form S-2,  in which case such registration shall be on another  appropriate form in accordance herewith as the Holders may  approve).  The Company shall use its best efforts to cause the Registration  Statement to be declared  effective under the Securities Act as promptly as possible  after the filing  thereof,  but in any event prior to the  Effectiveness  Date,  and  shall  use  its  best  efforts  to  keep  such
Registration  Statement  continuously effective under the Securities Act until the  date  which  is two (2)  years  after  the date  that  such  Registration
Statement is declared  effective by the  Commission  or such earlier date when all Registrable  Securities  covered by such Registration  Statement have been sold or may be sold  without  volume  restrictions  pursuant to Rule 144(k) as determined by the counsel to the Company  pursuant to a written opinion letter to such effect,  addressed and acceptable to the Company's transfer agent (the
"Effectiveness  Period"),  provided,  that the Company  shall not be deemed to have  used  its best  efforts  to keep the  Registration  Statement  effective during the Effectiveness  Period if it voluntarily takes any action that would result  in the  Holders  not  being  able to sell the  Registrable  Securities covered  by such  Registration  Statement  during  the  Effectiveness  Period, unless such action is required  under  applicable law or the Company has filed a post-effective  amendment to the  Registration  Statement and the Commission has not declared it  effective.  The Purchaser  acknowledges  that the Company may  include in the  Registration  Statement  up to  250,000  shares of Common
Stock issuable to Jeff Smith and/or American Capital Consultants,  Ltd. and an
additional 350,000 shares of Common Stock.

      (b)   The initial  Registration  Statement to be filed  hereunder  shall include  (but not be limited  to) a number of shares of Common  Stock equal to no less than the sum of 125% of the  number of  shares  of Common  Stock  that would be  issuable  upon  exercise  in full of the  outstanding  Warrants  and conversion in full of the Convertible  Note,  assuming all interest due on the
Convertible  Note is paid in shares of Common Stock  "Initial  Minimum")  plus the  600,000  shares of  common  stock  referred  to in the last  sentence  of
Section 2(a) hereof.

      (c)   If the Holders of a majority of the  Registrable  Securities  then outstanding  so elect,  an offering of  Registrable  Securities  pursuant to a
Registration  Statement  may  be  effected  in  the  form  of an  Underwritten
Offering.  In such event, and, if the managing underwriters advise the Company and such  Holders in writing that in their  opinion the amount of  Registrable
Securities  proposed  to be sold in such  Underwritten  Offering  exceeds  the amount  of  Registrable  Securities  which  can be sold  in such  Underwritten
Offering,  there shall be included in such Underwritten Offering the amount of
such   Registrable   Securities   which  in  the  opinion  of  such   managing
underwriters  can be sold,  and such amount shall be allocated  pro rata among the Holders  proposing to sell  Registrable  Securities  in such  Underwritten
Offering.

      (d)   If  any  of  the  Registrable  Securities  are  to be  sold  in an
Underwritten   Offering,  the  investment  banker  that  will  administer  the offering  will be selected  by the  Holders of a majority  of the  Registrable
Securities  included in such offering with the consent of the Company,  acting reasonably.  No Holder may participate in any Underwritten  Offering hereunder unless such Holder (i) agrees to sell its Registrable  Securities on the basis provided in any  underwriting  agreements  approved  by the  Persons  entitled hereunder to approve such  arrangements  and (ii)  completes  and executes all questionnaires,  powers of attorney, indemnities,  underwriting agreements and other documents required under the terms of such arrangements.

      (e)   If (i) a  Registration  Statement  is not filed on or  before  the
Filing  Date  (if  the  Company  files  such  Registration  Statement  without affording  the Holder  the  opportunity  to review and  comment on the same as required  by Section  3(a)  hereof,  the  Company  shall not be deemed to have
satisfied  its   requirement  to  file  set  forth  in  2(a)),   or  (ii)  the
Effectiveness  Period has not  commenced on or before March 31, 2001, or (iii)
after a Registration  Statement has been declared effective by the Commission, such  Registration  Statement is either not  effective  as to all  Registrable
Securities  required to be covered thereby for more than seven (7) consecutive days throughout the Effectiveness  Period or the Holders are not permitted for any reason to make sales for more than seven (7)  consecutive  days thereunder throughout  the  Effectiveness  Period,  or (iv)  trading in the Common  Stock shall be suspended from the American  Stock  Exchange  ("ASE") or a Subsequent
Market (as defined  herein) for more than five (5)  consecutive  Business Days or ten  (10)  Business  Days  (which  need  not be  consecutive  days)  in the aggregate  (any such  failure or breach being  referred to as an "Event",  and for purposes of clauses (i) and (ii) the date on which such Event  occurs,  or for purposes of clause (iii) the date on which such seven (7)  consecutive day period is  exceeded,  or for  purposes  of clause (iv) either such fifth (5th)
Business  Day or the  date on  which  such ten (10)  Business  Day  period  is exceeded  being  referred  to as "Event  Date"),  then,  in any such case,  as partial relief for the damages suffered  therefrom by the Holder (which remedy shall not be exclusive of any other  remedies  available at law or in equity), the Company  shall on the Event Date and on each monthly  anniversary  thereof until the triggering  Event is cured,  pay to the Holder an amount in cash, as liquidated  damages for the estimated cost to the Holders of not having liquid securities in the time contemplated by the Transaction  Documents and not as a penalty,  equal to 2% per  month of the  purchase  price  paid by such  Holder pursuant to the Purchase  Agreement.  The payments to which the Holders  shall be entitled  pursuant to this Section are referred to herein as  "Registration
Delay  Payments."  Registration  Delay  Payments  shall  be  calculated  on  a cumulative  basis and paid within five (5) Business Days of the Event Date and each monthly  anniversary  thereof.  If the Company fails to make Registration
Delay  Payments in a timely  manner,  such  Registration  Delay Payments shall bear  interest at the rate of 14.0% per month (or the maximum  rate  permitted by law), pro-rated for partial months, until paid in full.

      (f)   Notwithstanding  anything  to  the  contrary,  if  the  Commission either (i) refuses to declare  effective  or review a  Registration  Statement because  shares of Common Stock issuable upon exercise of the Warrants or upon
conversion  of  the  Convertible  Note  are  included  in  such   Registration
Statement or (ii) deems all or any portion of the offering of the  Registrable
Securities pursuant to the Registration  Statement to be a primary offering of
Common  Stock,  then  each of the  Company  and the  Holders  shall  have  the unilateral right to terminate the  Registration  Statement with respect to any portion  of the  Registrable  Securities  included  therein  which  causes the
Commission to take such position  without  further  liability of any kind with respect  thereto,  no Registration  Delay Payments shall apply with respect to the Company's  failure to register such shares of Common Stock and the Company will promptly file an amendment to the  Registration  Statement  removing such shares of Common Stock from the Registration  Statement.  If the Company shall have filed the  Registration  Statement on or prior to the Filing  Date,  upon receipt of written or oral  comments from the  Commission  relating to whether the  inclusion of Common Stock  issuable upon exercise of the Warrants or upon
conversion  of  the  Convertible  Note  in  the   Registration   Statement  is
permissible,  the Company  shall be  entitled,  promptly  after the receipt of such comments from the Commission  and upon consent of the  Purchasers  (which consent shall not be  unreasonably  withheld),  to terminate the  Registration
Statement  with  respect  to any  portion  of the  Registrable  Securities  it reasonably  believes,  on advice of its outside counsel,  should be removed in light of such  comments,  without  further  liability of any kind with respect thereto,  to file an amendment to the  Registration  Statement  removing  such shares from the  Registration  Statement and to issue such shares in a private placement  exempt from the  registration  requirements  of the Securities Act, and,  upon the timely filing of such an amendment,  the  "Effectiveness  Date"
shall be  adjusted  to mean the 60th day  following  the date of the filing of such an amendment.

3.       Registration Procedures

      In connection  with the Company's  registration  obligations  hereunder, the Company shall:

      (a)   Prepare  and file with the  Commission  on or prior to the  Filing
Date,  a  Registration  Statement  on Form S-2 (or if the  Company is not then eligible to register for resale the  Registrable  Securities  on Form S-2 such registration shall be on another appropriate form in accordance herewith,  or, in connection with an Underwritten Offering hereunder,  such other form agreed to by  the  Company  and  the  Holders)  which  shall  contain  the  "Plan  of
Distribution"  attached hereto as Annex A (except if otherwise directed by the
Holders),  and cause the Registration Statement to become effective and remain effective as provided herein;  provided,  however, that not less than five (5)
Business Days prior to the filing of a  Registration  Statement or any related
Prospectus  (other than a Prospectus  filed pursuant to Rule 424) and not less than one (1) Business Day prior to the filing of any  amendment or  supplement thereto  (including  any document that would be  incorporated  or deemed to be incorporated  therein by  reference),  the Company  shall,  (i) furnish to the
Holders,  their Special Counsel and any managing  underwriters,  copies of all such  documents  proposed  to be filed,  which  documents  (other  than  those incorporated  or deemed to be  incorporated  by reference)  will be subject to
the  review  of  such  Holders,   their  Special  Counsel  and  such  managing
underwriters,   and  (ii)  cause  its  officers  and  directors,  counsel  and independent  certified  public  accountants  to respond to such  inquiries  as shall be necessary,  in the reasonable  opinion of respective  counsel to such
Holders and such underwriters,  to conduct a reasonable  investigation  within
the  meaning  of  the   Securities   Act.  The  Company  shall  not  file  the
Registration   Statement  or  any  such   Prospectus  or  any   amendments  or
supplements  thereto to which the  Holders of a  majority  of the  Registrable
Securities,  their  Special  Counsel,  or  any  managing  underwriters,  shall reasonably object on a timely basis.

      (b)   (i)  Prepare  and  file  with  the  Commission  such   amendments,
including  post-effective  amendments,  to the Registration  Statement and the
Prospectus  used in  connection  therewith  as may be  necessary  to keep  the
Registration   Statement   continuously   effective   as  to  the   applicable
Registrable  Securities for the Effectiveness Period and prepare and file with the Commission  such additional  Registration  Statements in order to register for resale under the Securities Act all of the  Registrable  Securities;  (ii)
cause the related  Prospectus  to be amended or  supplemented  by any required
Prospectus supplement,  and as so supplemented or amended to be filed pursuant to Rule 424 (or any  similar  provisions  then in force);  (iii)  respond in a timely  manner,  with notice to the Purchaser,  to any comments  received from the  Commission  with respect to the  Registration  Statement or any amendment thereto and as promptly as  reasonably  possible  provide the Holders true and complete copies of all correspondence  from and to the Commission  relating to the Registration Statement;  and (iv) comply in all material respects with the provisions  of the  Securities  Act and the  Exchange  Act with respect to the
disposition  of  all  Registrable   Securities  covered  by  the  Registration
Statement  during  the  applicable  period  in  accordance  with the  intended methods of  disposition by the Holders  thereof set forth in the  Registration
Statement as so amended or in such Prospectus as so supplemented.

      (c)      (i)      File additional  Registration Statements if the number
of Registrable Securities,  issued and outstanding, at any time exceeds 85% of the  number of  shares  of Common  Stock  then  registered  in a  Registration
Statement.  The Company  shall have  thirty (30) days to file such  additional
Registration  Statements  after  its  receipt  of  notice  of the  requirement thereof which the Holders may give at any time when the number of  Registrable
Securities,  issued and  outstanding,  exceeds  85% of the number of shares of
Common Stock then registered in a Registration  Statement  hereunder.  In such event,  the Registration  Statement  required to be filed by the Company shall include a number of shares of Common  Stock  equal to no less than the Initial
Minimum  and  any  other  Registrable  Securities  not  then  registered  in a
Registration Statement.

                  (ii)  File such  supplements  or  attach  "stickers"  to the
Registration  Statement or Prospectus  as and when required by the  Commission to  evidence  a  material  amount  of  resales  by  a  Holder  pursuant  to  a
Prospectus.  In connection  therewith,  if such  supplements or "stickers" are periodically  required  by the  Commission,  the  Company  shall,  as  soon as practicable,  file such  supplements  or attach  such  "stickers"  whenever  a
Holder  has  sold  50% of  the  Registrable  Securities  covered  by the  then outstanding  Prospectus  (as last  supplemented  or  "stickered")  in order to cover 100% of the number of the outstanding Registrable  Securities.  A Holder shall be under the  affirmative  obligation  to notify the Company when it has sold  50% of its or his or her  Registrable  Securities  covered  by the  then outstanding Prospectus.

      (d)   Notify the Holders of  Registrable  Securities  to be sold,  their
Special  Counsel and any  managing  underwriters  as  promptly  as  reasonably possible  (and, in the case of (i)(A)  below,  not less than five (5) Business
Days (or, in the case of a  supplement  or  "sticker"  required to be filed or attached pursuant to Section  3(c)(ii),  within one (1) Business Day) prior to such  filing) and (if  requested  by any such  Person)  confirm such notice in writing no later than one (1)  Business  Day  following  the day (i)(A) when a
Prospectus or any Prospectus  supplement  (other than a prospectus filed under
Rule  424)  or  post-effective  amendment  to the  Registration  Statement  is proposed to be filed;  (B) when the  Commission  notifies the Company  whether there will be a "review"  of such  Registration  Statement  and  whenever  the
Commission  comments in writing on such  Registration  Statement  (the Company shall  provide  true and  complete  copies  thereof and all written  responses thereto to each of the  Holders);  and (C) with  respect  to the  Registration
Statement  or  any  post-effective   amendment,   when  the  same  has  become
effective;  (ii) of any  request  by the  Commission  or any other  Federal or
state   governmental   authority  for   amendments  or   supplements   to  the
Registration Statement or Prospectus or for additional  information;  (iii) of the issuance by the Commission of any stop order suspending the  effectiveness of  the  Registration  Statement  covering  any  or  all  of  the  Registrable
Securities or the initiation of any Proceedings for that purpose;  (iv) and in the case of Underwritten  Offerings, if at any time any of the representations and  warranties  of the Company  contained  in any  agreement  (including  any underwriting  agreement)  contemplated hereby ceases to be true and correct in all material  respects;  (v) of the receipt by the Company of any notification with  respect  to  the  suspension  of the  qualification  or  exemption  from
qualification   of  any  of  the  Registrable   Securities  for  sale  in  any
jurisdiction,  or the  initiation or  threatening  of any  Proceeding for such purpose;  and (vi) of the  occurrence  of any  event or  passage  of time that
makes  the  financial  statements  included  in  the  Registration   Statement
ineligible  for inclusion  therein or any statement  made in the  Registration
Statement  or  Prospectus  or  any  document  incorporated  or  deemed  to  be incorporated  therein  by  reference  untrue in any  material  respect or that requires any  revisions to the  Registration  Statement,  Prospectus  or other documents  so  that,  in  the  case  of  the  Registration  Statement  or  the
Prospectus,  as the case may be, it will not contain any untrue statement of a material  fact or omit to  state  any  material  fact  required  to be  stated
therein  or  necessary  to  make  the  statements  therein,  in  light  of the circumstances under which they were made, not misleading.

      (e)   Use its best  efforts  to avoid the  issuance  of,  or, if issued, obtain the  withdrawal of (i) any order  suspending the  effectiveness  of the
Registration  Statement,  or (ii)  any  suspension  of the  qualification  (or exemption from  qualification)  of any of the Registrable  Securities for sale in any jurisdiction, at the earliest practicable moment.

      (f)   If  requested  by any  managing  underwriter  or the  Holders of a majority in interest of the  Registrable  Securities  to be sold in connection with an  Underwritten  Offering,  (i)  promptly  incorporate  in a  Prospectus supplement or  post-effective  amendment to the  Registration  Statement  such information as such managing  underwriters  and such Holders  reasonably agree should  be  included  therein,  and (ii)  make all  required  filings  of such
Prospectus supplement or such post-effective  amendment as soon as practicable after the Company has received  notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;  provided, however, that the Company  shall not be  required  to take any action  pursuant to this
Section 3(f) that would,  in the opinion of counsel for the  Company,  violate applicable law or be materially  detrimental to the business  prospects of the
Company.

      (g)   Furnish to each  Holder,  their  Special  Counsel and any managing
underwriters,   without   charge,   at  least  one  conformed   copy  of  each
Registration  Statement  and  each  amendment  thereto,   including  financial
statements  and  schedules,   all  documents  incorporated  or  deemed  to  be
incorporated  therein by reference,  and all exhibits to the extent  requested by such Person  (including  those  previously  furnished  or  incorporated  by reference) promptly after the filing of such documents with the Commission.

      (h)   Promptly deliver to each Holder,  their Special  Counsel,  and any
underwriters,   without   charge,   as  many  copies  of  the   Prospectus  or
Prospectuses  (including  each  form of  prospectus)  and  each  amendment  or supplement  thereto as such Persons may  reasonably  request;  and the Company hereby  consents  to  the  use  of  such  Prospectus  and  each  amendment  or supplement  thereto by each of the  selling  Holders and any  underwriters  in connection  with the offering and sale of the Registrable  Securities  covered by such Prospectus and any amendment or supplement thereto.

      (i)   Prior to any public  offering of Registrable  Securities,  use its best  efforts to register or qualify or  cooperate  with the selling  Holders,
any   underwriters   and  their  Special   Counsel  in  connection   with  the
registration  or  qualification   (or  exemption  from  such  registration  or
qualification)  of such  Registrable  Securities  for offer and sale under the securities or Blue Sky laws of such jurisdictions  within the United States as any Holder or underwriter  requests in writing, to keep each such registration or qualification (or exemption  therefrom)  effective during the Effectiveness
Period and to do any and all other acts or things  necessary  or  advisable to enable the disposition in such  jurisdictions  of the  Registrable  Securities covered by a  Registration  Statement;  provided,  however,  that the  Company shall not be required to qualify  generally to do business in any jurisdiction where it is not then so qualified or to take any action that would  subject it to general  service of process in any such  jurisdiction  where it is not then
so  subject  or  subject  the  Company  to  any   material  tax  in  any  such
jurisdiction where it is not then so subject.

      (j)   Cooperate  with  the  Holders  and any  managing  underwriters  to facilitate the timely  preparation and delivery of  certificates  representing
Registrable  Securities  to  be  delivered  to  a  transferee  pursuant  to  a
Registration  Statement,  which  certificates  shall  be free,  to the  extent
permitted  by  the  Purchase   Agreement  and  applicable  federal  and  state
securities  laws, of all restrictive  legends,  and to enable such Registrable
Securities  to be in such  denominations  and  registered in such names as any such managing underwriters or Holders may request.

      (k)   Upon  the  occurrence  of  any  event   contemplated   by  Section
3(d)(vi),  as  promptly  as  reasonably  possible,  prepare  a  supplement  or
amendment,   including  a  post-effective   amendment,   to  the  Registration
Statement  or  a  supplement  to  the  related   Prospectus  or  any  document
incorporated or deemed to be incorporated  therein by reference,  and file any other  required  document  so  that,  as  thereafter  delivered,  neither  the
Registration  Statement nor such Prospectus  will contain an untrue  statement of a material  fact or omit to state a  material  fact  required  to be stated
therein  or  necessary  to  make  the  statements  therein,  in  light  of the circumstances under which they were made, not misleading.

      (l)   Use its best efforts to cause all Registrable  Securities relating to such  Registration  Statement to be listed on the ASE or on any other stock market or trading  facility  on which the shares of Common  Stock are  traded, listed or quoted (each a "Subsequent  Market") as and when  required  pursuant to the Purchase Agreement.

      (m)   In  the  event  of  an  Underwritten  Offering,  enter  into  such agreements  (including an underwriting  agreement in form, scope and substance as is customary in Underwritten  Offerings) and take all such other actions in connection  therewith  (including those  reasonably  requested by any managing underwriters  and the  Holders of a  majority  of the  Registrable  Securities being  sold)  in order to  expedite  or  facilitate  the  disposition  of such
Registrable  Securities,  which agreements and actions shall be subject to the reasonable approval of counsel of the Company,  (i) make such  representations and warranties to such Holders and such  underwriters as are customarily  made by issuers to underwriters in underwritten  public offerings,  and confirm the same if and  when  requested;  (ii) in the  case of an  Underwritten  Offering
obtain  and  deliver   copies  thereof  to  each  Holder  that  is  a  selling
shareholder thereunder and the managing  underwriters,  if any, of opinions of
counsel  to  the  Company  and  updates   thereof   addressed   to  each  such
underwriter,  in form, scope and substance reasonably satisfactory to any such managing  underwriters and Special Counsel to the selling Holders covering the matters  customarily  covered in opinions requested in Underwritten  Offerings and such other matters as may be reasonably  requested by such Special Counsel and underwriters;  (iii) in the case of an Underwritten  Offering, if required by the  managing  underwriters,  at the time of  delivery  of any  Registrable
Securities sold pursuant thereto,  use its commercially  reasonable efforts to obtain and deliver  copies to the Holders and the  managing  underwriters,  if any,  of "cold  comfort"  letters  and updates  thereof  from the  independent certified  public  accountants  of the Company (and,  if necessary,  any other independent  certified public  accountants of any subsidiary of the Company or of any business  acquired by the Company for which  financial  statements  and financial  data  is,  or is  required  to be,  included  in  the  Registration
Statement),  addressed to the Company in form and  substance as are  customary in connection with Underwritten  Offerings;  (iv) if an underwriting agreement is  entered  into,  the same  shall  contain  indemnification  provisions  and procedures no less favorable to the selling Holders and the  underwriters,  if any,  than  those  set  forth in  Section  5 (or  such  other  provisions  and procedures acceptable to the managing  underwriters,  if any, and holders of a
majority  of  Registrable   Securities   participating  in  such  Underwritten
Offering);  and  (v)  deliver  such  documents  and  certificates  as  may  be reasonably  requested  by  the  Holders  of  a  majority  of  the  Registrable
Securities being sold, their Special Counsel and any managing  underwriters to evidence the continued  validity of the  representations  and warranties  made pursuant  to  Section  3(m)(i)  above  and to  evidence  compliance  with  any
customary  conditions  contained  in  the  underwriting   agreement  or  other
agreement entered into by the Company.

      (n)   Make  available  for  inspection  by  the  selling  Holders,   any
representative  of  such  Holders,   any  underwriter   participating  in  any
disposition  of  Registrable  Securities,   and  any  attorney  or  accountant
retained  by such  selling  Holders  or  underwriters,  at the  offices  where normally kept, during reasonable  business hours and upon reasonable notice to the Company,  all financial and other records,  pertinent  corporate documents and  properties of the Company and its  subsidiaries,  and cause the officers, directors,  agents and employees of the Company and its subsidiaries to supply all  information  in  each  case  reasonably  requested  by any  such  Holder, representative,  underwriter,  attorney or accountant  in connection  with the
Registration  Statement;  provided,  however,  that  any  information  that is determined  in good faith by the  Company  in writing to be of a  confidential nature at the time of delivery of such information  shall be kept confidential by such Persons, and such Persons,  shall at the Company's request,  execute a confidentiality  agreement to reasonably establish such agreement,  unless (i)
disclosure of such  information is required by court or  administrative  order or is  necessary  to respond to  inquiries  of  regulatory  authorities;  (ii)
disclosure of such  information,  in the opinion of counsel to such Person, is required by law; (iii) such  information  becomes  generally  available to the public other than as a result of a disclosure  or failure to safeguard by such
Person;  or (iv) such  information  becomes  available  to such  Person from a source  other than the  Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

      (o)   Comply  with  all   applicable   rules  and   regulations  of  the
Commission.

      (p)   The  Company  may require  each  selling  Holder to furnish to the
Company  such  information  regarding  the  distribution  of such  Registrable
Securities  and the  beneficial  ownership of Common Stock held by such Holder as is required by law to be disclosed in the Registration  Statement,  and the
Company may exclude from such  registration the Registrable  Securities of any such Holder who fails to furnish such  information  within a  reasonable  time after  receiving such request.  If the  Registration  Statement  refers to any
Holder by name or  otherwise as the holder of any  securities  of the Company, then such Holder  shall have the right to require (if such  reference  to such
Holder by name or  otherwise  is not  required  by the  Securities  Act or any similar  Federal  statute then in force) the deletion of the reference to such
Holder in any amendment or supplement to the  Registration  Statement filed or prepared subsequent to the time that such reference ceases to be required.

      Each  Holder  agrees  that,   other  than  ordinary   course   brokerage
arrangements,   in  the  event  it  enters   into  any   arrangement   with  a
broker-dealer  for the  sale of any  Registrable  Securities  through  a block trade, special offering,  exchange distribution or secondary distribution or a purchase by a broker or dealer,  such  Holder  shall  promptly  deliver to the
Company  in  writing  all  applicable  information  required  in order for the
Company to be able to timely file a supplement to the  Prospectus  pursuant to
Rule  424(b)  under the  Securities  Act.  Such  information  shall  include a description  of  (i)  the  name  of  such  Holder  and  of  the  participating broker-dealer(s),  (ii) the number of Registrable  Securities involved,  (iii)
the price at which such  Registrable  Securities  were or are to be sold,  and
(iv) the  commissions  paid or to be paid or discounts or concessions  allowed or to be allowed to such broker-dealer(s), where applicable.

4.       Registration Expenses

      (a)   All  fees  and  expenses   incident  to  the   performance  of  or
compliance  with this  Agreement by the  Company,  except as and to the extent specified  in  Section  5(b),  shall be borne by the  Company  whether  or not pursuant  to an  Underwritten  Offering  and  whether or not the  Registration
Statement  is filed or becomes  effective  and whether or not any  Registrable
Securities  are sold  pursuant  to the  Registration  Statement.  The fees and expenses  referred  to  in  the  foregoing  sentence  shall  include,  without
limitation,   (i)  all  registration  and  filing  fees  (including,   without
limitation,  fees and expenses (A) with respect to filings required to be made with the ASE and any  Subsequent  Market  on which  the  Common  Stock is then listed for trading,  and (B) in compliance  with state  securities or Blue Sky laws (including,  without  limitation,  fees and  disbursements of counsel for the Holders in connection  with Blue Sky  qualifications  or exemptions of the
Registrable   Securities  and   determination   of  the   eligibility  of  the
Registrable  Securities for investment under the laws of such jurisdictions as
the  managing  underwriters,   if  any,  or  the  Holders  of  a  majority  of
Registrable  Securities may designate)),  (ii) printing  expenses  (including,
without  limitation,   expenses  of  printing   certificates  for  Registrable
Securities and of printing  prospectuses  if the printing of  prospectuses  is requested  by the  managing  underwriters,  if  any,  or by the  holders  of a
majority  of  the  Registrable   Securities   included  in  the   Registration
Statement),  (iii) messenger,  telephone and delivery expenses of the Company,
(iv) fees and  disbursements  of counsel for the  Company and Special  Counsel for  the  Holders  (not  to  exceed  $7,500),  (v)  Securities  Act  liability insurance,  if the  Company  so  desires  such  insurance,  and (vi)  fees and expenses of all other Persons  retained by the Company in connection  with the consummation of the transactions  contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal  expenses incurred in connection  with the  consummation  of the  transactions  contemplated by this
Agreement  (including,  without  limitation,  all salaries and expenses of its officers and employees  performing legal or accounting duties), the expense of any annual  audit,  the fees and  expenses  incurred  in  connection  with the listing of the Registrable  Securities on any securities  exchange as required hereunder.

      (b)   If the Holders  require an Underwritten  Offering  pursuant to the terms  hereof,  the  Company  shall be  responsible  for all  costs,  fees and expenses in connection  therewith,  except for the fees and  disbursements  of the Underwriters  (including any  underwriting  commissions and discounts) and their  legal  counsel and  accountants.  By way of  illustration  which is not intended to detract from the  provisions  of Section  5(a),  the Holders shall not be  responsible  for, and the Company shall be required to pay the fees or disbursements  incurred by the  Company  (including  by its legal  counsel and accountants) in connection  with, the preparation and filing of a Registration
Statement and related  Prospectus for such offering,  the  maintenance of such
Registration  Statement in accordance  with the terms  hereof,  the listing of the Registrable  Securities in accordance with the  requirements  hereof,  and printing expenses incurred to comply with the requirements hereof.

5.       Indemnification

      (a)   Indemnification    by   the    Company.    The   Company    shall,
notwithstanding  any  termination  of  this  Agreement,   indemnify  and  hold
harmless  each  Holder,  the  officers,   directors,   agents  (including  any
underwriters  retained by such Holder in connection with the offer and sale of
Registrable  Securities),  investment  advisors and employees of each of them, each Person who controls any such Holder  (within the meaning of Section 15 of the  Securities  Act or  Section  20 of the  Exchange  Act) and the  officers, directors,  agents  and  employees  of each such  controlling  Person,  to the fullest  extent  permitted  by  applicable  law,  from and against any and all losses, claims, damages,  liabilities,  costs (including,  without limitation,
costs  of   preparation   and   reasonable   attorneys'   fees)  and  expenses
(collectively,  "Losses"),  as  incurred,  arising  out of or  relating to any untrue or  alleged  untrue  statement  of a  material  fact  contained  in the
Registration  Statement,  any  Prospectus  or any form of prospectus or in any amendment or supplement thereto or in any preliminary  prospectus,  or arising out of or relating  to any  omission  or alleged  omission of a material  fact required to be stated therein or necessary to make the statements  therein (in the case of any  Prospectus or form of prospectus  or supplement  thereto,  in light of the circumstances under which they were made) not misleading,  except to the extent,  but only to the extent,  that (1) such  untrue  statements  or omissions are based solely upon  information  regarding such Holder  furnished in writing to the Company by such Holder expressly for use therein,  or to the extent that such information  relates to such Holder or such Holder's proposed method  of  distribution  of  Registrable  Securities  and  was  reviewed  and expressly  approved  in  writing by such  Holder  for use in the  Registration
Statement,  such  Prospectus or such form of Prospectus or in any amendment or supplement  thereto  or (2) in the  case of an  occurrence  of an event of the type  specified  in  Section  3(d)(ii)-(vi),  the  use by  such  Holder  of an outdated or defective  Prospectus  after the Company has notified  such Holder in writing  that the  Prospectus  is  outdated or  defective  and prior to the receipt  by such  Holder of the  Advice  contemplated  in  Section  6(e).  The
Company  shall  notify the  Holders  promptly  of the  institution,  threat or assertion of any  Proceeding of which the Company is aware in connection  with the transactions contemplated by this Agreement.

      (b)   Indemnification by Holders.  Each Holder shall,  severally and not jointly,  indemnify and hold harmless the Company,  its  directors,  officers, agents and  employees,  each  Person who  controls  the  Company  (within  the meaning of Section 15 of the  Securities  Act and  Section 20 of the  Exchange
Act), and the  directors,  officers,  agents or employees of such  controlling
Persons,  to the fullest extent  permitted by applicable law, from and against all Losses (as  determined  by a court of  competent  jurisdiction  in a final judgment  not  subject  to appeal or  review)  arising  solely out of or based solely  upon  any  untrue  statement  of a  material  fact  contained  in  the
Registration Statement, any Prospectus,  or any form of prospectus,  or in any amendment  or  supplement  thereto,  or arising  solely out of or based solely upon any  omission  of a  material  fact  required  to be  stated  therein  or necessary to make the  statements  therein not  misleading to the extent,  but only to the extent,  that such untrue  statement  or omission is  contained in any  information  so  furnished  in  writing  by such  Holder  to the  Company specifically  for inclusion in the  Registration  Statement or such Prospectus or to the  extent  that  such  information  relates  to  such  Holder  or such
Holder's  proposed method of  distribution  of Registrable  Securities and was reviewed and  expressly  approved in writing by such Holder  expressly for use in the Registration Statement,  such Prospectus or such form of Prospectus, or in any  amendment or  supplement  thereto.  In no event shall the liability of any selling  Holder  hereunder be greater in amount than the dollar  amount of the net  proceeds  received by such  Holder  upon the sale of the  Registrable
Securities giving rise to such indemnification obligation.

      (c)   Conduct of  Indemnification  Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity  hereunder (an
"Indemnified  Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying  Party") in writing,  and the
Indemnifying Party shall assume the defense thereof,  including the employment of counsel  reasonably  satisfactory to the Indemnified  Party and the payment of all  fees  and  expenses  incurred  in  connection  with  defense  thereof;
provided,  that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities  pursuant to this  Agreement,  except  (and only) to the extent that it shall be finally determined by a court of competent  jurisdiction  (which  determination is not subject to appeal or further review) that such failure shall have  proximately and materially adversely prejudiced the Indemnifying Party.

      An Indemnified  Party shall have the right to employ separate counsel in any such  Proceeding and to participate in the defense  thereof,  but the fees and  expenses  of such  counsel  shall be at the  expense of such  Indemnified
Party or Parties unless:  (1) the Indemnifying  Party has agreed in writing to pay such fees and expenses;  or (2) the  Indemnifying  Party shall have failed promptly  to assume  the  defense  of such  Proceeding  and to employ  counsel reasonably  satisfactory to such Indemnified Party in any such Proceeding;  or
(3)  the  named  parties  to any  such  Proceeding  (including  any  impleaded parties) include both such Indemnified  Party and the Indemnifying  Party, and such  Indemnified  Party shall have been advised by counsel that a conflict of interest  is  likely  to exist  if the same  counsel  were to  represent  such
Indemnified  Party  and  the  Indemnifying  Party  (in  which  case,  if  such
Indemnified  Party notifies the  Indemnifying  Party in writing that it elects to employ  separate  counsel at the  expense of the  Indemnifying  Party,  the
Indemnifying  Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party,  provided that the  Indemnifying  Party  shall  only be  required  to pay the  expense of one counsel for all  Indemnified  Parties).  The  Indemnifying  Party shall not be liable for any settlement of any such Proceeding  effected without its written consent,  which consent shall not be  unreasonably  withheld.  No Indemnifying
Party  shall,  without the prior  written  consent of the  Indemnified  Party, effect  any  settlement  of any  pending  Proceeding  in  respect of which any
Indemnified   Party  is  a  party,   unless   such   settlement   includes  an
unconditional  release of such Indemnified  Party from all liability on claims that are the subject matter of such Proceeding.

      All fees and expenses of the  Indemnified  Party  (including  reasonable fees and expenses to the extent incurred in connection with  investigating  or preparing to defend such  Proceeding  in a manner not  inconsistent  with this
Section) shall be paid to the Indemnified Party, as incurred,  within ten (10)
Business Days of written notice thereof to the Indemnifying  Party (regardless of  whether  it is  ultimately  determined  that an  Indemnified  Party is not entitled to indemnification  hereunder;  provided, that the Indemnifying Party may require such  Indemnified  Party to agree in writing to reimburse all such fees and expenses to the extent it is finally judicially  determined that such
Indemnified Party is not entitled to indemnification hereunder).

      (d)   Contribution.  If a claim for  indemnification  under Section 5(a)
or 5(b) is unavailable to an Indemnified  Party (by reason of public policy or otherwise),  then  each  Indemnifying  Party,  in  lieu of  indemnifying  such
Indemnified  Party,  shall  contribute  to the amount  paid or payable by such
Indemnified  Party  as a  result  of such  Losses,  in such  proportion  as is appropriate  to  reflect  the  relative  fault of the  Indemnifying  Party and
Indemnified  Party in  connection  with the actions,  statements  or omissions that  resulted  in  such  Losses  as  well  as any  other  relevant  equitable considerations.  The relative fault of such Indemnifying Party and Indemnified
Party shall be determined  by reference  to, among other  things,  whether any action in  question,  including  any untrue or alleged  untrue  statement of a material  fact or omission or alleged  omission of a material  fact,  has been taken or made by, or relates to  information  supplied  by, such  Indemnifying
Party or  Indemnified  Party,  and the parties'  relative  intent,  knowledge, access to  information  and  opportunity  to correct or prevent  such  action, statement  or  omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include,  subject to the  limitations  set forth in  Section  5(c),  any  reasonable  attorneys'  or other  reasonable  fees or expenses  incurred  by such party in  connection  with any  Proceeding  to the extent  such party  would have been  indemnified  for such fees or expenses if the  indemnification  provided for in this Section was available to such party in accordance with its terms.

      The  parties  hereto  agree that it would not be just and  equitable  if contribution  pursuant  to this  Section  5(d)  were  determined  by pro  rata allocation  or by any  other  method  of  allocation  that  does not take into account the equitable  considerations referred to in the immediately preceding paragraph.  Notwithstanding  the  provisions  of this Section  5(d), no Holder shall be required to  contribute,  in the  aggregate,  any amount in excess of the amount by which the  proceeds  actually  received  by such Holder from the sale of the  Registrable  Securities  subject to the  Proceeding  exceeds  the amount of any damages that such Holder has  otherwise  been required to pay by reason of such  untrue or alleged  untrue  statement  or  omission  or alleged omission.  No  Person  guilty  of  fraudulent  misrepresentation  (within  the meaning  of  Section  11(f)  of the  Securities  Act)  shall  be  entitled  to
contribution   from  any  Person  who  was  not  guilty  of  such   fraudulent
misrepresentation.

      The indemnity and contribution  agreements contained in this Section are in addition to any  liability  that the  Indemnifying  Parties may have to the
Indemnified Parties.

6.       Miscellaneous

      (a)   Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement,  each Holder or the Company, as the case may be, in  addition  to being  entitled  to  exercise  all rights granted by law and under this Agreement,  including recovery of damages,  will be entitled to specific  performance of its rights under this  Agreement.  The
Company  and each  Holder  agree  that  monetary  damages  would  not  provide adequate  compensation  for any losses incurred by reason of a breach by it of any of the  provisions of this  Agreement and hereby  further  agrees that, in the event of any action for  specific  performance  in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

      (b)   No  Inconsistent  Agreements.  Neither  the Company nor any of its
subsidiaries has entered,  as of the date hereof, nor shall the Company or any of its  subsidiaries,  on or after the date of this Agreement,  enter into any agreement with respect to its securities that is inconsistent  with the rights granted to the  Holders in this  Agreement  or  otherwise  conflicts  with the provisions  hereof.  Except as and to the extent  specified  in Schedule  6(b)
hereto,  neither  the  Company  nor  any of its  subsidiaries  has  previously entered into any agreement  granting any  registration  rights with respect to any of its securities to any Person that have not been satisfied in full.

      (d)   Compliance.  Each Holder  covenants and agrees that it will comply with the prospectus delivery  requirements of the Securities Act as applicable to it in  connection  with sales of  Registrable  Securities  pursuant  to the
Registration Statement.

      (e)   Discontinued  Disposition.  Each Holder agrees by its  acquisition of such  Registrable  Securities  that,  upon  receipt  of a  notice  from the
Company  of the  occurrence  of any event of the kind  described  in  Sections
3(d)(ii),   3(d)(iii),   3(d)(iv),  3(d)(v)  or  3(d)(vi),  such  Holder  will
forthwith  discontinue  disposition of such  Registrable  Securities under the
Registration  Statement  until  such  Holder's  receipt  of the  copies of the supplemented  Prospectus and/or amended Registration Statement contemplated by
Section 3(k), or until it is advised in writing (the  "Advice") by the Company that the use of the  applicable  Prospectus  may be  resumed,  and,  in either case, has received copies of any additional or  supplemental  filings that are incorporated  or deemed to be  incorporated by reference in such Prospectus or
Registration  Statement.  The Company may provide  appropriate  stop orders to enforce the provisions of this paragraph.

      (f)   Amendments  and  Waivers.   The  provisions  of  this   Agreement,
including the  provisions of this  sentence,  may not be amended,  modified or supplemented,  and  waivers or  consents  to  departures  from the  provisions hereof may not be given,  unless  the same  shall be in writing  and signed by the  Company and the Holders of at least  two-thirds  of the then  outstanding
Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart  from the  provisions  hereof  with  respect to a matter  that  relates exclusively  to the rights of Holders and that does not directly or indirectly affect  the  rights of other  Holders  may be given by  Holders  of at least a majority  of the  Registrable  Securities  to which  such  waiver  or  consent relates;  provided,  however,  that the provisions of this sentence may not be amended,  modified,  or supplemented  except in accordance with the provisions of the immediately preceding sentence.

      (g)   Notices.   Any  and  all  notices  or  other   communications   or
deliveries  required or permitted to be provided hereunder shall be in writing and shall be deemed  given and  effective  on the  earliest of (i) the date of transmission,  if such notice or  communication  is delivered via facsimile at the facsimile  telephone  number  specified in this Section prior to 8:00 p.m.
(New York City time) on a Business  Day,  (ii) the Business Day after the date of  transmission,  if such notice or  communication is delivered via facsimile at the facsimile  telephone number  specified in the Purchase  Agreement later than 8:00 p.m.  (New York City time) on any date and  earlier  than 11:59 p.m.
(New York City time) on such date,  (iii) the Business Day  following the date of mailing,  if sent by nationally  recognized  overnight courier service,  or
(iv)  if sent  other  than by the  methods  set  forth  in  (i)-(iii)  of this section,  upon actual  receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

                        Medix Resources, Inc.
                        7100 E. Belleview Avenue, Suite 301
                        Greenwood Village, Colorado
                        80111

                        Attn:  John R. Prufeta
                        Tel:  (303) 741-2045
                        Fax:  (303) 850-9519

                        With copies to:

                        Lyle Stewart
                        3751 South Quebec Street
                        Denver, Colorado
                        80237

                        Tel:  (303) 267-0920
                        Fax:  (303) 267-0922

If to any other Person who is then the  registered  Holder:  To the address of such Holder as it appears in the stock  transfer  books of the Company or such other address as may be designated in writing  hereafter,  in the same manner, by such Person.

      (h)   Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the  successors  and  permitted  assigns of each of the parties  and shall inure to the  benefit of each  Holder.  The Company may not assign its rights or obligations  hereunder  without the prior written consent of each Holder.  Each Holder may assign their  respective  rights hereunder in the  manner and to the  Persons as  permitted  under  this  Agreement  and the
Purchase Agreement.

      (i)   Counterparts.  This  Agreement  may be  executed  in any number of counterparts,  each of  which  when  so  executed  shall  be  deemed  to be an original and, all of which taken  together  shall  constitute one and the same
Agreement.  In  the  event  that  any  signature  is  delivered  by  facsimile transmission,  such signature  shall create a valid binding  obligation of the party  executing (or on whose behalf such signature is executed) the same with the same force and effect as if such  facsimile  signature  were the  original thereof.

      (j)   Governing Law. This  Agreement  shall be governed by and construed and enforced in  accordance  with the  internal  laws of the State of New York without  regard to the  principles  of conflicts  of law  thereof.  Each party hereby  irrevocably  submits  to the  jurisdiction  of the state  and  federal courts  sitting in either the Province of Ontario or the State of New York, as chosen  by the  party  initiating  the  action,  for the  adjudication  of any
dispute   hereunder  or  in  connection   herewith  or  with  any  transaction
contemplated  hereby  or  discussed  herein  (including  with  respect  to the enforcement  of any of  the  Transaction  Documents)  and  hereby  irrevocably waives, and agrees not to assert in any suit, action or proceeding,  any claim that it is not personally  subject to the jurisdiction of any such court, that such suit,  action or  proceeding is improper.  Each party hereby  irrevocably waives  personal  service of process and  consents to process  being served in any such suit,  action or  proceeding  by mailing a copy thereof to such party at the  address in effect for  notices to it under this  Agreement  and agrees that such service shall constitute good and sufficient  service of process and notice thereof.  Nothing  contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

      (k)   Cumulative  Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

      (l)   Severability.  If any term, provision,  covenant or restriction of this  Agreement  is held by a court of competent  jurisdiction  to be invalid, illegal,  void or  unenforceable,  the  remainder  of the  terms,  provisions, covenants  and  restrictions  set forth  herein shall remain in full force and effect  and shall in no way be  affected,  impaired  or  invalidated,  and the parties  hereto  shall  use their  reasonable  efforts  to find and  employ an alternative  means to achieve  the same or  substantially  the same  result as that  contemplated by such term,  provision,  covenant or  restriction.  It is hereby  stipulated  and declared to be the  intention of the parties that they
would  have  executed  the   remaining   terms,   provisions,   covenants  and
restrictions  without  including  any of such that may be  hereafter  declared invalid, illegal, void or unenforceable.

      (m)   Headings.  The headings in this  Agreement are for  convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (n)   Shares  Held by the  Company  and  its  Affiliates.  Whenever  the
consent or  approval  of  Holders of a  specified  percentage  of  Registrable
Securities is required hereunder,  Registrable  Securities held by the Company or its  Affiliates  (other than any Holder or  transferees  or  successors  or assigns  thereof if such Holder is deemed to be an Affiliate  solely by reason of its  holdings  of such  Registrable  Securities)  shall not be  counted  in determining  whether such consent or approval was given by the Holders of such required percentage.

      (o)   Independent  Nature of  Purchasers'  Obligations  and Rights.  The
obligations  of each  Purchaser  hereunder  is several  and not joint with the obligations of any other Purchaser  hereunder,  and neither Purchaser shall be responsible  in any way for the  performance  of the  obligations of any other
Purchaser  hereunder.  Nothing  contained  herein or in any other agreement or document  delivered  at any  closing,  and no  action  taken by any  Purchaser pursuant hereto or thereto,  shall be deemed to constitute the Purchasers as a partnership,  an association,  a joint venture or any other kind of entity, or create a  presumption  that the  Purchasers  are in any way  acting in concert with respect to such  obligations  or the  transactions  contemplated  by this
Agreement.  Each  Purchaser  shall be  entitled  to protect  and  enforce  its
rights,   including  without   limitation  the  rights  arising  out  of  this
Agreement,  and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

      IN WITNESS WHEREOF, the parties have executed this Registration Rights
Agreement as of the date first written above.

                                    MEDIX RESOURCES, INC.
                                    a Colorado corporation

                                    By:
                                    Name:  Gary L. Smith
                                    Title:   Executive Vice-President and
                                             Chief Financial Officer

                                    ROYCAP INC.
                                    an Ontario corporation

                                    By: /s/Steven Rider
                                    Name:  Steven Rider
                                    Title: President and CEO

                                     Annex A

                              PLAN OF DISTRIBUTION

      The  Selling  Stockholders  and any of  their  pledgees,  assignees  and successors-in-interest  may,  from  time to  time,  sell  any or all of  their shares of Common Stock on any stock  exchange,  market or trading  facility on which  the  shares  are  traded.  These  sales  may be at fixed or  negotiated prices.  The  Selling  Stockholders  may use any one or more of the  following methods when selling shares:

-        ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

-  block  trades  in  which  the  broker-dealer   will  attempt  to  sell  the
shares
as agent but may position and resell a portion of the block as principal to facilitate the transaction;

-        purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

-  an   exchange   distribution   in   accordance   with  the   rules  of  the
applicable
exchange;

-        privately negotiated transactions;

-        short sales;

-        broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;
-        a combination of any such methods of sale; and

-        any other method permitted pursuant to applicable law.

      The Selling  Stockholders  may also sell shares under Rule 144 under the
Securities Act, if available, rather than under this prospectus.

      The Selling  Stockholders  may also  engage in short  sales  against the box,  puts and calls and other  transactions  in  securities of the Company or
derivatives  of  Company   securities  and  may  sell  or  deliver  shares  in
connection  with these  trades.  The  Selling  Stockholders  may pledge  their shares to their  brokers under the margin  provisions of customer  agreements.
If a Selling Stockholder  defaults on a margin loan, the broker may, from time to time,  offer and sell the pledged  shares.  The Selling  Stockholders  have
advised  the  Company  that  they  have  not  entered  into  any   agreements,
understandings   or  arrangements  with  any  underwriters  or  broker-dealers regarding the sale of their shares
other  than  ordinary  course   brokerage   arrangements,   nor  is  there  an
underwriter or
coordinating  broker acting in connection  with the proposed sale of shares by the Selling Stockholders.

      Broker-dealers  engaged by the  Selling  Stockholders  may  arrange  for other  brokers-dealers  to  participate in sales.  Broker-dealers  may receive
commissions   or  discounts  from  the  Selling   Stockholders   (or,  if  any
broker-dealer  acts as agent for the purchaser of shares,  from the purchaser)
in amounts to be  negotiated.  The Selling  Stockholders  do not expect  these commissions  and  discounts  to  exceed  what is  customary  in the  types  of transactions involved.

      The  Selling  Stockholders  and any  broker-dealers  or agents  that are involved in selling the shares may be deemed to be  "underwriters"  within the meaning of the  Securities Act in connection  with such sales.  In such event, any commissions  received by such  broker-dealers  or agents and any profit on the resale of the shares  purchased  by them may be deemed to be  underwriting commissions or discounts under the Securities Act.

      The  Company is required  to pay all fees and  expenses  incident to the registration  of the shares,  including fees and  disbursements  of counsel to the Selling  Stockholders.  The Company  has agreed to  indemnify  the Selling
Stockholders  against  certain  losses,   claims,   damages  and  liabilities,
including liabilities under the Securities Act.

      Upon the  Company  being  notified  by a  Selling  Stockholder  that any material  arrangement has been entered into with a broker-dealer  for the sale of shares through a block trade,  special offering,  exchange  distribution or secondary  distribution  or a purchase by a broker or dealer,  a supplement to this prospectus will be filed, if required,  pursuant to Rule 424(b) under the
Securities Act,  disclosing (i) the name of each such Selling  Stockholder and of the  participating  broker-dealer(s),  (ii) the number of shares  involved,
(iii) the price at which such shares were sold, (iv) the  commissions  paid or discounts or concessions allowed to such  broker-dealer(s),  where applicable,
(v) that such  broker-dealer(s)  did not conduct any  investigation  to verify the information set out or incorporated by reference in this  prospectus,  and
(vi) other facts material to the  transaction.  In addition,  upon the Company being  notified by a Selling  Stockholder  that a donee or pledgee  intends to sell more than 500 shares, a supplement to this prospectus will be filed.

      The   Company   has   advised   the   Selling   Stockholders   that  the
anti-manipulative  provisions of  Regulation M promulgated  under the Exchange
Act may apply to their sales of the shares offered hereby.